EXHIBIT 10.2

                       RESTRICTED STOCK PURCHASE AGREEMENT

       THIS RESTRICTED STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of the 1st day of September, 2001, is made by and between DATA SYSTEMS & SOFTWARE INC., a Delaware corporation (the "COMPANY"), with its principal place of business at 200 Route 17, Mahwah, New Jersey 97430, and ROBERT M. CHISTE, an individual residing at 15834 Hidden Cove, Houston, Texas 77079 (the "PURCHASER").

                                   WITNESSETH

              WHEREAS, the Purchaser has entered into an employment agreement of even date hereof with Comverge, Inc. ("COMVERGE") (a subsidiary of the Company) (the "COMVERGE EMPLOYMENT AGREEMENT"), pursuant to which the Purchaser will be the Chief Executive Officer and Vice Chairman of Comverge;

              WHEREAS, pursuant to paragraph 2(c) of the Comverge Employment Agreement and as a condition to the employment of the Purchaser by Comverge, Comverge agreed to cause the Company to issue and sell to the Purchaser 50,000 shares (the "SHARES") of common stock, par value $0.01, of the Company ("COMMON STOCK") at purchase price of $5.95 per Share for an aggregate purchase price of $297,500 (the "PURCHASE PRICE"); and

              WHEREAS, the Company desires that the Purchaser serve as the Chief Executive Officer and Vice Chairman of Comverge pursuant to the Comverge Employment Agreement and is willing to sell the Shares to the Purchaser on the terms and conditions set forth herein.

              NOW, THEREFORE, in consideration of the mutual agreements and considerations set forth herein, the parties hereby agree as follows.

       1.     SALE AND PURCHASE OF SHARES.

              1.1 PURCHASE OF STOCK. Subject to the terms and conditions stated herein, the Purchaser hereby subscribes for and agrees to purchase, and the Company agrees to sell to the Purchaser, the Shares in consideration of the payment by the Purchaser of the Purchase Price by the assignment and endorsement by the Purchaser of $297,500 in principal amount from a 6% subordinated note, dated September 29, 2000, made by Philip Services Corp. in favor of the Purchaser in the principal amount of $1,752,277 (the "PSC Note").

              1.2 DELIVERY. At the Closing (as defined below), the Purchaser shall deliver to the Company a PSC Note in the principal amount of $297,500 made in favor of and registered in the name of the Company (the "COMPANY'S PSC NOTE") and accompanied by an executed assignment in form and substance reasonably satisfactory to the Company of the date hereof. Upon receipt of the Company's PSC Note, the Company shall issue and deliver to the Purchaser one or more stock certificate(s) registered in the Purchaser's name for the Shares being purchased hereunder.

              1.3 CLOSING. The closing of the purchase and sale of the Shares (the "CLOSING") shall take place on such date and time as shall be mutually agreed to by the parties hereto and at such place as shall be mutually agreed to by the parties hereto. The date and time of the Closing is referred to as the "CLOSING DATE."

       2. REPRESENTATIONS OF THE PURCHASER. The Purchaser makes the following representations and warranties to the Company, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

              2.1 INVESTMENT INTENT. The Purchaser represents that he is acquiring the Shares for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "TRANSFER") any of the Shares unless such Transfer complies with the provisions of this Agreement (including, but not limited to, Section 4.1 hereof) and (A) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "SECURITIES ACT"), (B) such Transfer is made in accordance with Rule 144 under the Securities Act, or (C) counsel for the Purchaser shall have furnished the Company with an opinion, reasonably acceptable to the Company, that no such registration is required because of the availability of an exemption under the Securities Act.

              2.2 ACCREDITED INVESTOR. The Purchaser is an "Accredited Investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of his business and financial experience, the Purchaser has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares and making an informed investment decision with respect thereto. The Purchaser is able to bear the economic risk of his investment in the Shares and is able to afford a complete loss of such investment; and he has made an independent investigation of the Company and relied upon his own due diligence, valuation analysis and other analyses in determining to purchase the Shares.

              2.3 SHARES NOT REGISTERED. The Purchaser acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be Transferred unless the Shares are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available. The Purchaser also acknowledges and agrees that he has no registration rights with respect to the Shares.

              2.4 CAPACITY. The Purchaser has the capacity to enter into and perform his obligations under this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Purchaser (including the assignment and endorsement of the PSC Note), or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby, including, without limitation, the assignment of a portion of the principal of the PSC Note to the Company.

              2.5 NO VIOLATION; NO CONSENT. This Agreement constitutes, and each other agreement, document and instrument to be executed and delivered by the Purchaser pursuant to or as contemplated by this Agreement will, when executed and delivered by the Purchaser, constitute, a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms. The execution and delivery by the Purchaser of this Agreement and each agreement, document and instrument to be executed and delivered by the Purchaser pursuant to or as contemplated by this Agreement and the performance by the Purchaser of the transactions contemplated hereby and thereby, including the assignment and endorsement of a portion of the principal of the PSC Note to the Company, do not and will not: (A) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under the Indenture (as defined below) or any material contract or obligation to which the Purchaser is a party or by which the Purchaser or his assets are bound and which have not been waived; (B) to the Purchaser's knowledge, violate or result in a violation of, or constitute a default under, any provision of any material law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency applicable to the Purchaser; (C) require from the Purchaser any notice to, declaration or filing with, or consent or approval of any governmental authority or third party other than as may be required to secure an exemption from registration or qualification of the offer and sale of the Shares under the Securities Act, and applicable state or foreign securities and blue sky laws; or (D) accelerate any obligation under, or give rise to a right of termination of, any material agreement, permit, license or authorization to which the Purchaser is a party or by which the Purchaser is bound.

              2.6 PSC NOTE AND THE COMPANY'S PSC NOTE. To the best of the Purchaser's knowledge, the Company's PSC Note constitutes a valid and binding obligation of Philip Services Corp. ("PSC"), enforceable against PSC in accordance with its terms, and PSC is not in a default under the PSC Note or the Company's PSC Note and no event has occurred which, after the giving of notice, lapse of time or both, would constitute a default under the PSC Note or the Company's PSC Note. The Purchaser has not pledged or created a security interest in or otherwise encumbered whatsoever the PSC Note or the Company's PSC Note, and the Purchaser has not made any prior assignments or any other Transfer of the PSC Note or the Company's PSC Note. Except as contained in or provided by the PSC Note or the Company's PSC Note, the Purchaser has not executed any agreement subordinating or affecting the priority of or reducing payments under the PSC Note or the Company's PSC Note. The Purchaser has delivered to the Company a full, complete and correct copy of the indenture governing the PSC Note and the Company's PSC Note (the "INDENTURE"), which Indenture, to the best of the Purchaser's knowledge, has not been amended, modified or waived and remains (and shall continue to remain by its terms until fully paid) in full force and effect. By their terms, the PSC Note and the Company's PSC Note can be assigned and endorsed to the Company without the prior consent of PSC or any other third party. Upon the Purchaser's delivery of the Company's PSC Note to the Company, the Company will be the legal and valid registered holder of the Company's PSC Note free and clear of all liens, security interests, claims, charges or any other encumbrances, and the Company shall be entitled to all rights and benefits provided under the Indenture to the Holders (as defined therein) and to the receipt of all payments of interest and principal under the Company's PSC Note.

       3.     COMPANY'S REPRESENTATIONS AND WARRANTIES.

              3.1 ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform this Agreement and to carry out the transactions contemplated hereby, including the issuance and sale of the Shares.

              3.2 AUTHORIZATION. The Company has all requisite power and authority to issue, sell and deliver the Shares in accordance with and upon the terms and conditions set forth in this Agreement, and all corporate action required to be taken by the Company for the due and proper authorization, issuance and delivery of the Shares will, upon delivery thereof, have been taken. The Shares, when sold and paid for as contemplated in this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and, except as otherwise provided by applicable law, free of all liens, claims and encumbrances.

              3.3 NO VIOLATION; NO CONSENT. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution and delivery by the Company of this Agreement and the performance by the Company of the transactions contemplated hereby and thereby, including the issuance and delivery of the Shares, do not and will not: (A) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any material contract or obligation to which the Company is a party or by which it or its assets are bound and which have not been waived, or any provision of the articles of incorporation or bylaws of the Company; (B) to the Company's knowledge, violate or result in a violation of, or constitute a default under, any provision of any material law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency applicable to the Company; (C) require from the Company any notice to, declaration or filing with, or consent or approval of any governmental authority or third party other than as may be required to secure an exemption from registration or qualification of the offer and sale of the Shares under the Securities Act and applicable state or foreign securities and blue sky laws; or (D) accelerate any obligation under, or give rise to a right of termination of, any material agreement, permit, license or authorization to which the Company is a party or by which the Company is bound.

              3.4 SECURITIES LAWS. In reliance on the investment representations of the Purchaser contained in Sections 2.1 and 2.2 hereof, the offer, issuance, sale and delivery of the Shares, as provided in this Agreement, are exempt from the registration requirements of the Securities Act and all applicable state securities laws, and are otherwise in compliance with such laws in all material respects. Neither Company nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

       4.     COVENANTS.

              4.1 PROCEDURE FOR TRANSFERS. Any Transfer by the Purchaser of any of the Shares shall be conditioned upon compliance by the Purchaser with the provisions of Section 2.1 hereof.

              4.2. LEGEND. The Purchaser agrees that the following legend (or substantially similar legends) shall be placed on each certificate evidencing the Shares:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES AND BLUE SKY LAWS, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT IS PROVIDED TO THE COMPANY IN CONNECTION THEREWITH.

       5. CONDITIONS TO CLOSING. The Company's condition to Closing is the execution and delivery by the Purchaser of the Comverge Employment Agreement. The Purchaser's condition to Closing is the execution and delivery by the Company of this Agreement.

       6.     MISCELLANEOUS.

              6.1 NOTICES. All notices and other communications provided herein shall be in writing. Notice shall be deemed delivered (i) three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, (ii) upon hand delivery,
(iii) one business day after deposit with Federal Express or other recognized over-night courier service, or (iv) when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this Section 6.1

              6.2 COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed in counterparts. This Agreement constitutes the entire agreement between the parties hereto with respect tot he subject matter hereof.

              6.3 BINDING EFFECT. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

              6.4 AMENDMENT; WAIVER. This Agreement may be amended only by a written instrument signed by the parties hereto which specifically states that it is amending this Agreement, and no term of this Agreement may be waived except in writing signed by the party waiving such term. No waiver by the parties hereto of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

              6.5 APPLICABLE GOVERNING LAW; JURISDICTION. This Agreement and the rights and obligations of the parties hereto shall be governed by and constructed and enforced in accordance with, the laws of the State of New Jersey. Each party hereby irrevocably consents and agrees that any legal or equitable action or proceeding based upon, arising under or relating to this Agreement shall be brought exclusively in any Federal or state court in the County of Bergen, State of New Jersey. Each party hereby irrevocably consents to the personal jurisdiction of each such court.

              6.6 HEADINGS. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit, expand or otherwise affect any of the provisions hereof.


                        [SIGNATURES APPEAR ON NEXT PAGE]

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as of the date first written above.

                                         DATA SYSTEMS & SOFTWARE, INC.


                                         By: /s/ George Morgenstern
                                            -----------------------------------
                                                  Name:  George Morgenstern
                                                  Title: President and
                                                         Chief Executive Officer




                                          /s/ Robert M. Chiste
                                         ---------------------------------------
                                          Robert M. Chiste